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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                      DATE OF REPORT:  SEPTEMBER 16, 1996
                                       ------------------


                           WYNDHAM HOTEL CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                    1-11723                  75-2636072
  ----------------------------      -------------          -------------------
  (State or other jurisdiction      (Commission             (IRS Employer
   of incorporation)                 File Number)          Identification No.)





  2001 Bryan Street, Suite 2300
          Dallas, Texas                                          75201
- ----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code (214) 863-1000
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                           WYNDHAM HOTEL CORPORATION

                                    FORM 8-K

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

       On August 30, 1996, Wyndham Hotel Corporation ("WHC) acquired the 287 room Bristol Place Hotel in Toronto, Canada, from an unaffiliated party (Confederation Life Insurance Company and Peat Marwick Thorne Inc. (in its capacity as receiver and manager)). The total investment approximates $19.7 million with a purchase price of $17.2 million and renovation and other costs of approximately $2.5 million. The purchase price was determined based upon an arms-length negotiation between the participants and was paid in cash. The renovation will be completed in April 1997. The cash payments were funded with a portion of the net proceeds from WHC's initial public offerings in May 1996. The transaction was accounted for using the purchase method.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    It is at this time impracticable to provide the financial statements of the acquired property or pro forma financial statements, however, these financial statements will be furnished within the 60 calendar day requirement.

EXHIBIT NUMBER                       DESCRIPTION
- ---------------                      -----------
     10.1             Bristol Place Hotel Agreement of Purchase and Sale by and
                      among WHC Development Corporation, Confederation Life
                      Insurance Company and Peat Marwick Thorne Inc. (in its
                      capacity as receiver and manager) dated June 13, 1996
                      (together with Supplemental Agreement dated as of August
                      6, 1996) (incorporated by reference from Exhibit 10.3 to
                      WHC's Report on Form 10-Q for the period ended June 30,
                      1996).

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 WYNDHAM HOTEL CORPORATION
                                            -----------------------------------
                                                    (Registrant)


Date:  September 16, 1996               By  /s/    James D. Carreker
                                            -----------------------------------
                                                   James D. Carreker
                                              President and Chief Executive
                                                         Officer



Date:  September 16, 1996               By  /s/    Anne L. Raymond
                                            -----------------------------------
                                                   Anne L. Raymond
                                            Chief Financial Officer, Executive
                                               Vice President and Director
                                              (Principal Financial Officer)